Exhibit 99.1

GLOBAL LOGISTICS ACQUISITION CORPORATION

(a development stage company)

Financial Statements

February 21, 2006

INDEX TO FINANCIAL STATEMENTS

Page

Report of Independent Registered Public Accounting Firm	1

Financial Statements
Balance Sheets	2
Statements of Operations	3
Statements of Stockholders’ Equity	4
Statements of Cash Flows	5

Notes to Financial Statements	6 - 8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Directors and Stockholders
Global Logistics Acquisition Corporation
We have audited the accompanying balance sheets of Global Logistics Acquisition Corporation (a development stage company) (the “Company”) as of February 21, 2006 and December 31, 2005 and the related statements of operations, stockholders’ equity and cash flows for the period from January 1, 2006 to February 21, 2006, September 1, 2005 (date of inception) through December 31, 2005 and September 1, 2005 (date of inception) to February 21, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Global Logistics Acquisition Corporation as of February 21, 2006 and December 31, 2005 and the results of its operations and its cash flows for the period from January 1, 2006 to February 21, 2006, September 1, 2005 (date of inception) through December 31, 2005 and September 1, 2005 (date of inception) to February 21, 2006 in conformity with U.S. generally accepted accounting principles.

/s/ Eisner LLP

New York, New York
February 22, 2006

GLOBAL LOGISTICS ACQUISITION CORPORATION
(a development stage company)
Balance Sheets

	February 21, 2006	December 31, 2005
ASSETS
Current assets:
Cash	$2,540,814	$93,543
Cash and Cash Equivalents held in Trust Account	76,800,000	—
Miscellaneous Receivable	19,000	19,000
Prepaid Expenses	20,000

Total Current Assets	79,379,814	112,543

Deferred offering costs	0	351,197

Total assets	$79,379,814	$463,740

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts Payable — related party	$130,000	$50,000
Accrued Offering Expenses	463,897	112,740
Accrued Expenses	29,479	1,000
Note Payable — related party	300,000	300,000
Deferred Underwriting Fees	2,400,000	—

Total current liabilities	3,323,376	463,740

Common Stock, subject to possible conversion 1,999,999 shares at $7.68 per share	15,359,992

STOCKHOLDERS’ EQUITY
Preferred stock—$.0001 par value; 1,000,000 shares authorized; none issued and Outstanding	0	0
Common stock—$.0001 par value; 400,000,000 shares authorized; 12,500,000 and 2,500,000 issued and outstanding at February 21, 2006 and December 31, 2005, respectively (including 1,999,999 subject to conversion at February 21, 2006)	1,250	250
Additional paid-in capital	60,724,674	750
Deficit accumulated during the development stage	(29,479)	(1,000)

Total stockholders’ equity	60,696,446	0

Total liabilities and stockholders’ equity	$79,379,814	$463,740

See notes to financial statements

GLOBAL LOGISTICS ACQUISITION CORPORATION
(a development stage company)
Statements of Operations

		September 1, 2005	September 1, 2005
	January 1, 2006	(Date of Inception)	(Date of Inception)
	Through February 21,	Through December	Through February 21,
	2006	31, 2005	2006
Formation costs	—	1,000	1,000
Operating costs	$28,479	$—	$28,479

Net loss for the period	$(28,479)	$(1,000)	$(29,479)

Weighted average number of shares outstanding — basic and diluted	2,692,307	2,500,000	2,557,471

Net loss per share — basic and diluted	$(0.00)	$(0.00)	$(0.01)

See notes to financial statements

GLOBAL LOGISTICS ACQUISITION CORPORATION
(a development stage company)
Statements of Stockholders’ Equity

	Common Stock
				Deficit Accumulated
			Additional Paid-In	During the
	Shares	Amount	Capital	Development Stage	Total
Balance—September 1, 2005 (date of inception)
Shares issued to founders on September 22, 2005	2,500,000	$250	750		$1,000
Net loss for the period ended December 31, 2005				$(1,000)	(1,000)

Balance—December 31, 2005	2,500,000	$250	$750	$(1,000)	$—

Sale of 10,000,000 units, net of underwriter’s discount and offering expenses (including 1,999,999 shares subject to possible conversion)	10,000,000	1000	73,583,917		73,584,917
Net proceeds subject to possible conversion of 1,999,999 shares			(15,359,992)		(15,359,992)
Proceeds from Sale of Warrants to Founders			2,500,000		2,500,000
Net loss for the period ended February 21, 2006				(28,479)	(28,479)

Balance—February 21, 2006	12,500,000	$1,250	$60,724,674	(29,479)	$60,696,446

See notes to financial statements

GLOBAL LOGISTICS ACQUISITION CORPORATION
(a development stage company)
Statements of Cash Flows

		September 1, 2005	September 1, 2005
	January 1,	(Date of Inception)	(Date of Inception)
	2006 Through	Through December	Through February
	February 21, 2006	31, 2005	21, 2006
Cash flows from operating activities:
Net loss	$(28,479)	$(1,000)	$(29,479)
Adjustments to reconcile net loss to net cash provided by operating activities:
Changes in:			—
Miscellaneous Receivable	—	(19,000)	(19,000)
Prepaid Expenses	(20,000)	—	(20,000)
Accounts Payable — related party	80,000	50,000	130,000
Accrued Expenses	28,479	1,000	29,479

Net cash provided by operating activities	60,000	31,000	91,000

Cash flows from investing activities:
Cash held in Trust Account	(76,800,000)		(76,800,000)

Net cash provided by investing activities	(76,800,000)	—	(76,800,000)

Cash flows from financing activities:
Proceeds from note payable to Blue Line Advisors, Inc.	—	300,000	300,000
Proceeds from sale of shares to Founders	—	1,000	1,000
Proceeds from public offering	80,000,000	—	80,000,000
Cost of offering	(3,312,729)	(238,457)	(3,551,186)
Proceeds from sale of warrants to Founders	2,500,000	—	2,500,000

Net cash provided by financing activities	79,187,271	62,543	79,249,814

Net increase in cash	2,447,271	93,543	2,540,814
Cash — beginning of period	93,543	—	—

Cash — end of period	$2,540,814	$93,543	$2,540,814

Supplemental non-cash activity:
Accrual of offering cost	351,157	112,740	463,897
Accrual of deferred underwriter fees	2,400,000	—	2,400,000
See notes to financial statements

GLOBAL LOGISTICS ACQUISITION CORPORATION
(a development stage company)
Notes to Financial Statements
February 21, 2006
NOTE A—ORGANIZATION AND BUSINESS OPERATIONS
Global Logistics Acquisition Corp. (the “Company”) was incorporated in Delaware on September 1, 2005. The Company was formed to serve as a vehicle for the acquisition of an operating business in transportation, logistics and related industries through a merger, capital stock exchange, asset acquisition or other similar business combination. The Company has neither engaged in any operations nor generated any revenue to date. The Company is considered to be in the development stage and is subject to the risks associated with activities of development stage companies. The Company has selected December 31 as its fiscal year end.
The registration statement for the Company’s initial public offering (“Offering”) was declared effective February 15, 2006. The Company consummated the offering on February 21, 2006 and recorded net proceeds of approximately $73,585,000. The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering of Units (as defined in Note C below), although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with (or acquisition of) one or more operating businesses in the transportation sector (“Business Combination”). $76,800,000 of the net proceeds is being held in a trust account (“Trust Account”) and is invested in money market funds composed of securities principally issued or guaranteed by the U.S. government until the earlier of (i) the consummation of its first Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that 20% or more of the outstanding stock (excluding, for this purpose, those shares of common stock issued prior to the Offering) vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated.
With respect to a Business Combination which is approved and consummated (that is, less than 20% of the outstanding stock, excluding, for this purpose, those shares of common stock issued prior to the Offering, vote against the Business Combination), any public stockholder who voted against the Business Combination may demand that the Company redeem his or her shares. The per share redemption price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by public stockholders at the consummation of the Offering. Accordingly, public stockholders holding less than 20% of the aggregate number of shares owned by all public stockholders may seek redemption of their shares even in the event a Business Combination is approved. As a result, a portion of the net proceeds from the Offering (19.99% of the amount held in the Trust Account) has been classified as common stock subject to possible redemption in the accompanying February 21, 2006 balance sheet.
In the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied, the proceeds held in the Trust Account will be distributed to the Company’s public stockholders, excluding the initial stockholders to the extent of their initial stock holdings. In the event of such distribution, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units offered in the Offering discussed in Note C).

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
[1] Cash and Cash Equivalents:
Cash equivalents consist of money market funds or other highly liquid debt investments with original maturities of three months or less.
[2] Loss per common share:
Basic and diluted loss per common share for all periods is computed by dividing net loss applicable to common stockholders by the weighted average number of common shares outstanding for the period. Due to the Company’s net losses, the effect of potentially dilutive securities that could be issued was excluded from the diluted loss per share computation due to its anti-dilutive effect.
[3] Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
[4] Income taxes:
Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.
The Company recorded a deferred income tax asset for the tax effect of temporary differences relating to start-up and organizational costs, aggregating approximately $9,700, $340 and $10,400 for the periods January 1, 2006 to February 21, 2006, September 1, 2005 to December 31, 2005 and September 1, 2005 to February 21, 2006, respectively.. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at February 21, 2006 and December 31, 2005.
The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.
[5] Deferred offering costs:
Deferred offering costs consist of legal, accounting, filing and miscellaneous fees incurred through December 31, 2005 that were related to the Offering and were charged to stockholder’s equity upon completion of the Offering.
NOTE C— INITIAL PUBLIC OFFERING
On February 15, 2006 the Company sold 10,000,000 units (“Units”) in the Offering for $8.00 per Unit. Each Unit consisted of one share of the Company’s common stock, $.0001 par value, and one redeemable common stock purchase warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing on the later of (a) February 15, 2007 or (b) the completion of a Business Combination with a target business or the distribution of the Trust Account, and expiring February 15, 2011. The Warrants are redeemable at a price of $.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. All of the Company’s initial stockholders have certain registration rights.

NOTE D—ACCOUNTS PAYABLE AND NOTE PAYABLE — RELATED PARTY
Blue Line Advisors, Inc. (“Blue Line”), a private company wholly-owned and controlled by the Company’s chief executive officer and president, Gregory Burns, has advanced to the Company a total of $430,000, at February 21, 2006 which was used to pay a portion of the expenses of the Offering including the SEC registration fee, NASD registration fee, AMEX fees, legal and accounting fees and expenses. This advance was made in three installments: 1) a $50,000 direct payment for pre-offering expenses, reflected as an accounts payable to Blue Line , 2) a $300,000 unsecured promissory note issued to Blue Line and 3) a $80,000 direct payment of AMEX fees, reflected as an accounts payable to Blue Line. In accordance with its term, the $300,000 note will be repaid on February 22, 2006 from the proceeds of the Offering. In addition, the Company planned to reimburse Blue Line on February 22, 2006 the $130,000 of expenses incurred on behalf of the Company.
NOTE E — RELATED PARTY TRANSACTIONS
Commencing on February 21, 2006, the Company has agreed to pay Blue Line $7,500 per month for office space and administrative support services. Upon the earlier of the completion of a business combination or the liquidation, the Company will not be required to pay these monthly fees.
NOTE F— COMMITMENT AND CONTINGENCIES
In connection with the Offering, the Company is obliged to pay a total of 7.0% underwriting and discount commission of the gross offering proceeds to the underwriters at the closing of the Offering. The underwriters have agreed to defer the collection of a portion of these fees totaling 3.0% of the gross offering proceeds and have placed the deferred portion of these fees into the Company’s Trust Account. Such fees will be paid only upon completion of an initial business combination. The underwriters have agreed to waive any deferred underwriting discounts and commissions with respect to any shares public stockholders have elected to convert into cash pursuant to such conversion rights.
The initial stockholders have collectively purchased a total of 2,272,727 warrants concurrently with the closing of this offering at a price of $1.10 per warrant. The warrants were not issued as part of a unit or together with any other security. The initial stockholder warrants were purchased separately in a concurrent private placement that closed in conjunction with the Offering. The net proceeds from the sale of the initial stockholder warrants were aggregated together with the net proceeds of the Offering, all of which is held in the Trust Account pending completion of one or more business combinations. If the Company fails to complete one or more business combinations the net proceeds from the sale of the initial stockholder warrants will be distributed upon liquidation in the same manner as the net proceeds of the Offering held in the trust account.
The initial stockholder warrants are subject to sale and transfer restrictions until the earlier of the completion of a business combination, and the distribution of the Trust Account to the public stockholders. Commencing on the date the initial stockholder warrants become exercisable, such warrants and the underlying common stock will be entitled to registration rights under an agreement with the Company. The Company is not obligated to pay any liquidated damages for failure to register the warrants and the underlying common stock. With those exceptions, the initial stockholder warrants have terms and conditions that are identical to those of the warrants that were sold as part of the units in the Offering.
The initial stockholders are permitted to transfer the initial stockholder warrants in certain limited circumstances, such as upon their death, but the transferees receiving such warrants will be subject to the same transfer restrictions imposed on the initial stockholders. If any of the initial stockholders acquire warrants or units for their own account in the open market, any such warrants or the warrants included in those units will be redeemable. If other outstanding warrants are redeemed and the price of our common stock rises following such redemption, the holders of the initial stockholder warrants could potentially realize a larger gain on exercise or sale of those warrants than is available to other warrant holders, although there is no assurance the price of our common stock would increase following a warrant redemption.